UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Credit Agreement

On July 11, 2023, Henry Schein, Inc. (the “Company”), the several lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, U.S. Bank National Association, as syndication agent, and TD Bank, N.A., Bank of America, N.A. and UniCredit Bank, A.G., as co-documentation agents, entered into a new $750 million credit agreement (the “Term Loan Credit Agreement”). This new facility, which matures July 11, 2026, is unsecured and is comprised of a $750 million term facility. The Company plans to use its new credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, the repurchase of the Company’s capital stock and permitted refinancing of existing debt, as well as for funding potential acquisitions.

The Term Loan Credit Agreement contains customary representations, warranties and affirmative covenants as well as customary negative covenants, subject to negotiated exceptions, on liens, indebtedness, significant corporate changes (including mergers), dispositions and certain restrictive agreements. The Term Loan Credit Agreement also contains customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change in control, or the failure to observe the negative covenants and other covenants related to the operation of the Company’s business.

The above description of the Term Loan Credit Agreement is not complete and is qualified in its entirety by the actual terms of the Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Second Amended and Restated Revolving Credit Facility

On July 11, 2023, the Company amended and restated its existing $1 billion revolving credit agreement, dated as of August 20, 2021, by and among the Company, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, U.S. Bank National Association, as syndication agent, and TD Bank, N.A., Bank of America, N.A., UniCredit Bank, A.G., the Bank of New York Mellon, ING Bank, N.V. and HSBC Bank USA, N.A., as co-documentation agents (the “Second Amended and Restated Revolving Credit Agreement”), to, among other things, (i) extend the termination date to July 11, 2028 and (ii) update the Term Secured Overnight Financing Rate (Term SOFR) provisions to reflect the current market approach for a multicurrency facility. The Company plans to use its amended and restated credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, the repurchase of the Company’s capital stock and permitted refinancing of existing debt, as well as for funding potential acquisitions.

The Second Amended and Restated Revolving Credit Agreement contains customary representations, warranties and affirmative covenants as well as customary negative covenants, subject to negotiated exceptions, on liens, indebtedness, significant corporate changes (including mergers), dispositions and certain restrictive agreements. The Second Amended and Restated Revolving Credit Agreement also contains customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change in control, or the failure to observe the negative covenants and other covenants related to the operation of the Company’s business.

The above description of the Second Amended and Restated Revolving Credit Agreement is not complete and is qualified in its entirety by the actual terms of the Second Amended and Restated Revolving Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 13, 2023, the Company issued a press release announcing the Company entering into the Term Loan Credit Agreement and the Second Amended and Restated Revolving Credit Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Term Loan Credit Agreement, dated as of July 11, 2023, among the Company, the several lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, U.S. Bank National Association, as syndication agent, and TD Bank, N.A., Bank of America, N.A. and UniCredit Bank, A.G., as co-documentation agents.

Exhibit 10.2	Second Amended and Restated Revolving Credit Agreement, dated as of July 11, 2023, among the Company, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, U.S. Bank National Association, as syndication agent, and TD Bank, N.A., Bank of America, N.A., UniCredit Bank, A.G., the Bank of New York Mellon, ING Bank, N.V. and HSBC Bank USA, N.A., as co-documentation agents.

Exhibit 99.1	Press Release dated July 13, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: July 13, 2023	By:	/s/ Kelly Murphy
	Name:	Kelly Murphy
	Title:	Senior Vice President and General Counsel